Exhibit 10.46

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made and entered into as of January 26, 2016 (the “Amendment Date”) by and among KIM TOPCO INC., a Delaware corporation (“Purchaser”), BRANDYWINE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“Seller”), and BDN INVESTMENT TRUST, a Maryland real estate investment trust (the “Target Company”).

RECITALS:

A.Purchaser, Seller and the Target Company entered into that certain Purchase and Sale Agreement dated as of December 23, 2015 (“PSA”), pursuant to which Seller agreed to sell to Purchaser, and Purchaser agreed to purchase from Seller, the Purchased Shares (as defined in the PSA) comprising 100% of all issued and outstanding shares of beneficial ownership in the Target Company.

B.Purchaser, Seller and the Target Company desire to amend the PSA upon the terms and conditions set forth herein.

AGREEMENT:

NOW THEREFORE, for and in consideration of the above premises, the mutual obligations of the parties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1)Incorporation of Recitals; Certain Defined Terms.  The recitals set forth above are incorporated herein by this reference and shall be deemed terms and provisions hereof, the same as if set forth at length in this Paragraph.  Capitalized terms that are used but not otherwise defined in this Amendment shall have the respective meanings that such terms have in the PSA.

2)Specific Amendment Terms.  The PSA is hereby amended as follows:

a)Closing Date.  The Closing Date is hereby extended (from January 29, 2016) to February 5, 2016, subject to further extension as provided below.

b)Purchaser’s Right to Further Extend Closing Date.  Purchaser retains the one-time right to extend the Closing Date to not later than February 19, 2016, pursuant to the second grammatical paragraph of Section 3.1 of the PSA, provided that (i) Purchaser must notify Seller thereof on or before February 2, 2016 (rather than January 26, 2016), and (ii) the $20,000,000 Extension Deposit must be deposited by Purchaser with the Escrow Agent not later than February 5, 2016 (rather than January 29, 2016).

c)Outside Time.  The Outside Time is hereby extended (from 11:59 p.m. on January 29, 2016) to 11:59 p.m. on February 5, 2016, subject to further extension to 11:59 p.m. on February 19, 2016 if the Closing Date is likewise extended to February 19, 2016

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in accordance with Section 3.1 of the PSA (including, without limitation, timely payment of the Extension Deposit by Purchaser as required by subparagraph 2(b) of this Amendment).

d)Release of Initial Deposit to Seller.  Concurrently with the execution and delivery of this Amendment, Purchaser and Seller shall jointly instruct the Escrow Agent to disburse the Initial Deposit to Seller (or as Seller may direct).  For the avoidance of doubt: (i) Seller shall be obligated to promptly refund the Initial Deposit to Purchaser if (and only if) Purchaser is expressly entitled to a refund of the Initial Deposit under the PSA, including, without limitation, any circumstance under which Purchaser is entitled to a refund of the Deposit pursuant to Section 3.4, Article VII or Article X of the PSA; and (ii) notwithstanding the release from escrow of the Initial Deposit pursuant to this subparagraph 2(d), (A) the Extension Deposit, if applicable, shall be held in escrow by the Escrow Agent pursuant to (1) the second grammatical paragraph of Section 3.1 of the PSA and (2) the Escrow Agreement, and (B) at the Closing, the Initial Deposit and, if applicable, the Extension Deposit shall be credited against the Purchase Price.

e)GSA Statement of Lease.  Purchaser hereby approves the GSA Statement of Lease in the form and substance of Exhibit A attached hereto, as if the same was attached to the PSA as Exhibit H-2 thereto.

3)Effect of Amendment; Ratification of PSA.  This Amendment amends and supplements the PSA, and the terms and provisions hereof shall govern and supersede over any contrary terms and provisions set forth in the PSA.  The PSA, as amended by this Amendment, is hereby ratified and confirmed and remains in full force and effect.  All references in the PSA to the “Agreement” shall mean and refer to the PSA as amended by this Amendment.

4)Miscellaneous Provisions.  The terms and provisions of Article 11 of the PSA are incorporated herein and shall apply to this Amendment, mutatis mutandis, as if the references therein to the Agreement referred instead to this Amendment.

5)Counterparts.  This Amendment may be executed in two or more counterparts.  Counterpart signature pages may be delivered by fax and/or .pdf format.  Each counterpart will be deemed an original.  All counterparts will constitute one and the same instrument.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned Parties have executed this Amendment as of the Amendment Date written above.

BRANDYWINE OPERATING PARTNERSHIP, L.P.,  a Delaware limited partnership

By	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

By:
Name:
Title:

BDN INVESTMENT TRUST,
a Maryland real estate investment trust

By:
Name:
Title:

KIM TOPCO INC., a Delaware corporation

By:
Name:
Title:

Signature Page to First Amendment

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EXHIBIT A

GSA STATEMENT OF LEASE

STATEMENT OF LEASE

Re: Lease No: GS-03B-07358
Lease Dated: August 27, 2007
Lessor: Brandywine Cira PO Master Tenant LLC
Lessee: United States of America
Premises: 2970 Market Street, Philadelphia, PA 19104

Date: January 7, 2016

Dear Sir or Madam:

The undersigned, a Contracting Officer of the United States of America, hereby confirms and represents, to the best of (his/her) knowledge and belief, the following as of January 7, 2016:

1. The above referenced lease, between the United States of America, acting by and through the Administrator of General Services (the "Lessee") and Brandywine Cira PO Master Tenant LLC (the "Lessor"), as modified by the following Supplemental Lease Agreements ("SLA") and/or Lease Amendments ("LA")

SLA #1, dated April 30, 2008
SLA #2, dated July 10, 2008
SLA #3, dated November 4, 2008
SLA #4, dated January 13, 2009
SLA #5, dated September 1, 2009
SLA #6, dated September 1, 2009
SLA #7, dated October 26, 2009
SLA #8, dated October 26, 2009
SLA #9, dated February 26, 2010
SLA #10, dated September 4, 2009
SLA #11, dated October 26, 2009
SLA #12, dated October 26, 2009
SLA #13, dated February 26, 2010
SLA #14, dated February 26, 2010
SLA #15, dated February 26, 2010
SLA #16, dated February 26, 2010
SLA #17, dated May 14, 2010
SLA #18, dated May 14, 2010
SLA #19, dated July 12, 2010
SLA #20, dated August 4, 2010
SLA #21, dated July 12, 2010
SLA #22, dated August 24, 2010
SLA #23, dated July 12, 2010

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SLA #24, dated September 2, 2010
SLA #25, dated September 27, 2010
SLA #26, dated September 27, 2010
SLA #27, dated September 27, 2010
SLA #28, dated December 3, 2010
SLA #29, dated February 15, 2011
SLA #30, dated February 7, 2011
SLA #31, dated May 20, 2011
SLA #32, dated February 16, 2012
SLA #33, dated February 16, 2012
SLA #34, dated February 16, 2012
SLA #35, dated February 16, 2012
SLA #36, dated November __, 2012
SLA #37, dated November __, 2012
SLA #38, dated July 22, 2013
SLA #39, dated November 27, 2013
SLA #40, dated December 24, 2013
LA #41, dated December 30, 2014
LA #42, dated October 28, 2015

(collectively, the "Lease") constitutes the entire agreement between the Lessor and the Lessee with respect to the leased Premises (hereafter defined), is in full force and effect, and has not been modified, supplemented, canceled, or amended, except as otherwise stated above.

2. The Lessee occupies 690,153 ANSI/BOMA Office Area square feet (nusf) of space and 1,200 parking spaces (the "Leased Premises").

3. The term of the Lease commenced on August 27, 2010 and will expire on August 25, 2030, subject to termination and renewal rights as may be set forth in the lease.

4. Neither the Lessee nor the Lessor is in default in the performance of any of the terms, covenants, or conditions of the lease.

5. The current monthly rent paid in arrears by Lessee under the Lease is $2,671,400.07.

6. No payments under the Lease have been paid in advance or will be paid in advance. Except as may be set forth in the lease, Lessee has no right to any free rent, rent abatement, rent credit, or other rent concession.

7. The undersigned is authorized to execute this letter on behalf of the Lessee.

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